UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

GOOD SAM ENTERPRISES, LLC

(Exact name of company as specified in its charter)

Delaware	000-22852	13-3377709
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

250 Parkway Drive, Suite 270	(847) 229-6720
Lincolnshire, IL 60069	(Registrant’s telephone
(Address of executive offices)	number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                           Other Events.

On March 12, 2013, Good Sam Enterprises, LLC (the “Company”) offered to purchase up to $4,950,000 in principal amount of the Company’s outstanding 11.50% Senior Secured Notes due 2016 (the “Notes”).  The offer to purchase was made by the Company as an excess cash flow offer pursuant to the Indenture dated as of November 30, 2010, pursuant to which the Notes were issued.  The offer to purchase expired on April 10, 2013.  No Holder elected to have its Notes purchased prior to the expiration date.

Item 9.01:  Financial Statements and Exhibits

a. Financial Statements:  N/A

b. Pro forma financial statements:  N/A

c. Shell company transactions:  N/A

d. Exhibits:  N/A

SIGNATURES

GOOD SAM ENTERPRISES, LLC
(Company)

Date: April 11, 2013	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Chief Financial Officer